SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Emerging Growth Fund (the “Fund”)

At a meeting held May 28-30, 2024, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Emerging Growth Portfolio. On or about September 13, 2024, the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, all references to the “master portfolio” or Emerging Growth Portfolio, as applicable, are hereby removed or replaced with references to the Fund throughout the prospectuses, summary prospectuses and statement of additional information.

September 1, 2024	SUP3712 09-24